SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 27, 2007

DIGITALPOST INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-124405	98-0434357
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3240 El Camino Real, Suite 230, Irvine, CA  92602

(Address of Principal Executive Offices)(Zip Code)

(714) 824-3000

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01— Entry into a Material Definitive Agreement.

On November 27, 2007, DigitalPost Interactive, Inc. (the “Registrant”) has entered into an agreement with Pictage, Inc. (“Partner”), one of the largest providers of online photo sharing and professional photography services (www.pictage.com).  Under the terms of the agreement, Partner agrees to market family themed versions of the Registrant’s subscription-based family websites to its customers and users.

Under the terms of the agreement, the Registrant agrees to provide discounted web site subscription services to Partner’s professional photographer membership base and Partner agrees to provide marketing and promotional activities offering Registrants products.   The term of the agreement is from December 15, 2007 to December 31, 2008, renewable for successive one year terms.

Item 9.01—Financial Statement and Exhibits

99.01	Agreement between DigitalPost Interactive, Inc and Pictage, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalPost Interactive, Inc

```	By:	/s/ Mike Sawtell
Name: Mike Sawtell
Title: Chief Executive Officer, President and Sole Director

Date:       November 27, 2007